Exhibit 99.1

Investor Overview January, 2004 Revision # 050104

Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate,'' "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this presentation. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward- looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Business segments: Components Lasers Laser Systems Proprietary enabling technologies Strong balance sheet Growth Strategy

Business Segments % of Revenue Q3 2003* *Exceeds 100%, as this includes sales between segments, which is 3% of total sales Q3. Precision Components 40% Lasers 19% Laser Systems 44%

Global Sales Reach % of Revenue Q3 2003

Industry-Leading Customers

GSLI Growth Strategy New products & applications Acquisitions of enabling technology OEM model for components & laser

Acquisition Strategy Enabling technology Complementary products Use of Cash - $100 million Accretive to earnings Track record General Optics (2000) DRC (2003) Spectron (2003) Westwind Air Bearings (2003)

Westwind Rotary Motion Cash purchase - $37million Accretive in Q1'04 Estimated $31 million (2003) Strong backlog Pre-eminent supplier PCB Drilling Spindles PCB driving strong growth

Westwind Non-Laser applications Ion implantation (semi) Wafer dicing/grinding (semi) Disk servo-writing (data storage) Car body painting (automotive) Optics manufacturing Laser based applications Medical Imaging (CAT, MRI film printing) Prepress (printing industry) Inspection (Wafer, PCB, industrial, automotive)

Precision Components Scanners Encoders Optics Imaging Rotary Motion Light Automotive & Industrial l l l Electronics & Components l l l l Medical Devices l l l Aerospace l l l Scientific & Research l l l

Precision Components Growth drivers Acquisitions New products Applications

Precision Components Sales (US$ Millions)* * These sales include sales between segments.

Lasers Laser Type YAG DPSS CO2 YLF Excimer Light Automotive & Industrial l l l l Electronics & Components l l l l l Medical Devices l l l l Aerospace l l Scientific & Research l l l

Lasers Growth drivers New products/applications Marketing in Asia-Pacific Acquisitions

Lasers Sales (US$ Millions)* * These sales include sales between segments.

Systems Memory Repair Wafer Trimming Wafer Marking Circuit Trimming PCB Inspection Semiconductor l l l l Electronics l l

Market Drivers Notebook PC's Mobile phones PDA's Digital cameras Wireless tools & equipment Flat panel displays

Growth drivers Market recovery Semiconductor - memory r - mixed signal r - 300mm wafers Electronics - PCB production New products PCB trim Memory Wafer mark - 300mm CSP mark Systems

Systems Sales (US$ Millions)

GSLI - Revenue & Earnings Trends Revenues (US$ Millions) Earnings (US$ Millions)

GSLI - Bookings & Backlog (US$ Millions) Bookings Backlog

GSLI - Selected Balance Sheet (estimated) Cash & Investments ? $105 US million* Total Assets ? $298 US million** NBV ? $253 US million** * estimate end Q4 2003 **actual end Q3 2003

Targeted Business Model Q3 2003 Target Revenues Gross margin Engineering SG & A expenses Amortization of purchased intangibles Restructuring and other Operating profit 100% 100% 37.1% 44% 7.3% 10% 24.6% 18% 3.1% 1% 0.6% 1.5% 15%

GSLI - In Review Position: Business recovery Market relationships Strong balance sheet - no debt Growth: Acquisitions New Products OEM business model